EXHIBIT 10.37
-------------



                          COLLATERAL AGENCY AGREEMENT
                          ---------------------------

      THIS COLLATERAL AGENCY AGREEMENT, dated as of May 15, 2000 (this "Agreement"), is among Doerge Capital Management, Inc. a division of Balis, Lewittes & Coleman (the "Agent") and undersigned note holders listed on the signature page attached hereto (the "Secured Creditors").


                                   RECITALS:

      A. Entrade Inc., a Pennsylvania corporation, ("Borrower"), and the Secured Creditors, have entered into certain Secured Promissory Notes in the aggregate principal amount of $7,000,000 (the "Notes");

      B. The Notes are secured by a pledge of certain shares of common stock of Public Liquidation Systems, Inc., a Nevada corporation, and Asset Liquidation Group, Inc., a Nevada corporation (collectively, the
"Collateral") pursuant to the terms of that certain Pledge Agreement (the "Pledge Agreement") made by Borrower and the Secured Creditors;

      C. The Secured Creditors and Agent desire to enter into this Agreement and to set forth certain agreements relating to, among other things, (a) the administration of liens created under the Pledge Agreement and (b) the sharing of proceeds of Collateral;

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1     DEFINITIONS

      1.1   "Agent Claims" shall have the meaning ascribed thereto in
Section 2.2(a) of this Agreement.

      1.2 "Credit Agreements" shall mean, collectively, this Agreement, the Pledge Agreement, the Notes that certain Note and Warrant Purchase Agreement made by Borrower and the Secured Creditors, the Creditors Agreement made by all parties to the Note and Warrant Purchase Agreement the ("Creditors Agreement"), and all agreements, documents and instruments contemplated thereby or executed in connection therewith, as any and all of the foregoing documents may be amended, modified or supplemented from time to time.

      1.3 "Liabilities" shall mean any and all of Borrower's obligations to the Secured Creditors, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, under the Credit Agreements.

      1.4 "Business Day" shall mean any day of the year on which the Agent is open for business in Chicago, Illinois.

      1.5   "Collateral" shall have the meaning defined in the Pledge
Agreement.

      1.6   "Event of Default" shall have the meaning ascribed thereto in
Section 2.6 of this Agreement.

      1.7 "Indemnified Lender Amounts" shall mean, at the time any determination thereof is to be made, all costs, expenses, fees, indemnities, reimbursements and other amounts then due and payable by Borrower to the Secured Creditors under the Credit Agreements (other than, in each case, costs, expenses, and other amounts (1) which relate to Nonindemnifiable Litigation Expense (as hereinafter defined), (2) with respect to any Secured Creditor, which relate to matters for which such Secured Creditor has agreed to indemnify and hold harmless the other Secured Creditors and the Agent pursuant to Section 2.2(c) of this Agreement, or (3) with respect to any Secured Creditor, payments to be made by such Secured Creditor pursuant to Section 2.2(c) of this Agreement).
For purposes of this definition and the provisions in which this term is contained, the term "Secured Creditor" shall be deemed to include any director, officer, attorney, accountant, consultant, agent or employee of the Secured Creditor.

      1.8 "Nonindemnifiable Agent Claims" shall have the meaning ascribed thereto in Section 2.2(a) of this Agreement.

      1.9 "Nonindemnifiable Litigation Expenses" shall mean any costs, expenses, fees, indemnities and other amounts payable by Borrower to a Secured Creditor or Secured Creditors which relate to claims made against a Secured Creditor by Borrower or a third party and which relate to a claim with respect to which it is finally determined by a court of competent jurisdiction that the Secured Creditor to whom such amounts are owned failed to act in good faith or in a manner which is commercially reasonable.

      1.10 "Pledge Agreement" shall mean that certain Pledge Agreement to be made by the Borrower and the Secured Creditors.

      1.11 "Secured Creditors' Representative" shall mean Genesee Mutual Investments, LLC.

      1.12 "Other Definitions" when used herein, the words "goodfaith" and "reasonableness" shall have the meaning ascribed thereto in the Uniform Commercial Code, as interpreted by the federal and state courts having jurisdiction over Illinois matters.

2     AGENCY AGREEMENT

      2.1 AUTHORIZATION. The Agent shall act as collateral agent, in a fiduciary capacity, for all purposes for the mutual benefit of the Secured Creditors with respect to the Liabilities. In no event shall any of the Secured Creditors, in their individual capacity as Secured Creditors with respect to the Liabilities, acting independently of Agent, exercise any rights or remedies with respect to the Collateral. Subject to the terms and conditions hereof, each Secured Creditor irrevocably authorizes the Agent, on behalf of the Secured Creditors, but only at the direction of the Secured Creditors' Representative, to exercise such rights and remedies of the Agent provided for under this Agreement and the other Credit Agreements in existence on the date hereof or hereafter entered into with the written consent of the Secured Creditors' Representative and to take such other actions as may be reasonably incidental thereto; provided, that the Agent shall not have the authority to amend, supplement, modify or waive any provision of or give any consent under any of the Credit Agreements without the prior written consent of the Secured Creditors' Representative; and, provided further, that the Agent shall consult regularly and as-needed with the Secured Creditors' Representative and shall act in accordance with any instructions provided to it by the Secured Creditors' Representative. Subject to its fiduciary obligations, the Agent may perform any of its duties hereunder by or through agents or employees, and shall be entitled to retain counsel and to act in reliance on the advice of such counsel concerning all matters pertinent to the agencies created hereby and its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of counsel selected by it, except as provided in Section 2.3 of this Agreement.

      2.2   INDEMNIFICATION.

            (a) Each Secured Creditor hereby agrees jointly and severally to indemnify and hold harmless the Agent from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), reasonably incurred or suffered by the Agent, in its capacity as such, as a result of any action taken or omitted to be taken by the Agent in such capacity, or otherwise incurred or suffered by, made upon, or assessed against the Agent in such capacity, relating to or arising out of this Agreement, or any other Credit Agreements (collectively, "Agent Claims"); provided, however, that (i) no Secured Creditor shall be required to indemnify or hold harmless the Agent from and against any Agent Claims (collectively, "Nonindemnifiable Agent Claims") resulting from or attributable to (1) the failure of the Agent or of its officers, employees or agents to act in its fiduciary capacity, in good faith or in a manner which is commercially reasonable (2) the Agent's gross negligence or willful misconduct, or (3) any action taken by the Agent in connection with enforcing its and the Secured Creditors' rights and remedies with respect to the Collateral not consented to in writing, or deemed to be consented to under Section 2.2(f) of this Agreement, but such Secured Creditor, except that such Secured Creditor shall indemnify the Agent to the extent of any amount distributed or distributable to such Secured Creditor as a result of such unconsented action, and (ii) any Secured Creditor's payment of any amount to the Agent pursuant to this Section shall not prejudice the rights of such Secured Creditor to assert a claim, in a separate action or proceeding, against the Agent to recover any portion of any such Agent Claims previously reimbursed by such Secured Creditor resulting from or attributable to Nonindemnifiable Agent Claims. In furtherance of the foregoing, each Secured Creditor hereby agrees that the Agent may retain, from the proceeds of the Collateral in accordance with Section 2.8 of this Agreement, any out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent in its capacity as Agent and not reimbursed to the Agent by Borrower or any Secured Creditor, except that the Agent shall not be reimbursed for costs and expenses incurred by the Agent which constitute, or which relate to the defense of, Nonindemnifiable Agent Claims except to the extent otherwise indemnifiable as provided in clause (i)(3) of this Section 2.2(a). Any Secured Creditor may, at its option, reimburse the Agent any such out-of-pocket expenses at any time. Obligations of each Secured Creditor and of the Agent under this Section
2.2 shall survive the termination of this Agreement and the discharge of the Liabilities for the applicable statute of limitations period with respect to claims against the Agent or a Secured Creditor.

            (b) The Agent hereby agrees to indemnify and hold harmless the Secured Creditors' Representative and each Secured Creditor from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), incurred or suffered by such Secured Creditor as a result of any action taken or omitted to be taken by the Agent in breach of this Agreement, or as a result of any action taken or omitted to be taken by Agent, or otherwise incurred or suffered by, made upon, or assessed against such Secured Creditor, which result from or are attributable to the failure of the Agent to act in a fiduciary capacity, in good faith or in a manner which is commercially reasonable.

            (c) Each Secured Creditor hereby agrees to indemnify and hold harmless the other Secured Creditors and the Agent from and against any and all actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), incurred or suffered by any other Secured Creditor or the Agent as a result of any action taken or omitted to be taken by such Secured Creditor or otherwise incurred or suffered by, made upon, or assessed against any other Secured Creditor or the Agent which result from or are attributable to the failure of such Secured Creditor or of its officers, employees or agents to act in good faith or in a manner which is commercially reasonable.

            (d) Any Agent Claims that are not required to be reimbursed by any Secured Creditor pursuant to the proviso in Section 2.2(a) of this Agreement, after appropriate court determination, where required, shall not constitute Indemnified Agent Amounts.

            (e) In the event of any third party claim against the Agent or any Secured Creditor (the "Indemnified Party") with respect to which the Agent or the Secured Creditors (the "Indemnifying Parties") are obligated to indemnify the Indemnified party hereunder, the party which bears the greatest risk of loss, as determined by the Secured Creditors, with respect to such claim under the provisions of this Agreement (taking into account, among other things, the impact of any possible payment of the losses, costs and expenses relating thereto pursuant to items First and of Section 2.8 hereof) shall be called the "Major Indemnifying Party". With respect to any such third party claim, the Indemnified Party shall keep the Indemnifying Parties advised as to the status of the claim, any proceedings initiated with respect thereto and any settlement discussions occurring with respect thereto, and shall consult with the major Indemnifying Party with respect to the defense thereof. The Major Indemnifying Party shall have the right, at its option and expense, to be represented by counsel of its choice and to defend against, negotiate, settle or otherwise deal with the third party claim. Each other Indemnifying Party shall have the right to be consulted with respect to actions to be taken in connection therewith. The Indemnified Party agrees not to settle any such third party claim in an amount in excess of $50,000 without the prior written consent of the Major Indemnifying Party (which consent will not be unreasonably withheld) and agrees not to unreasonably withhold its agreement to any settlement thereof approved by the Major Indemnifying Party; provided that, in the event that the Major Indemnifying Party or the Indemnified Party (the "Requesting Party") reasonably requests the consent of the other (the "Responding Party") to settle a third party claim and the Responding Party unreasonably fails to consent to the settlement of the claim on the terms described by the Requesting Party, the Responding Party shall indemnify and hold harmless the Requesting Party from and against liabilities and losses, incurred by the Requesting Party pursuant to a final judgment rendered with respect to the third party claim in excess of such liabilities and losses which otherwise would have bene incurred by the Requesting Party under the terms of the settlement offer which the Responding Party declined to accept.

            (f) For purposes of this Agreement, each Secured Creditor shall have seven (7) Business Days following receipt of written notice of any action proposed to be taken by the Agent in its capacity as Agent in connection with enforcing its and the Secured Creditors' rights and remedies with respect to the Collateral to grant its consent, or to disapprove of such action. Failure of such Secured Creditor to respond in writing to the Agent within seven (7) Business Days following receipt of such notice from the Agent shall be deemed consent to the proposed action.

      2.3 EXCULPATION. The Agent shall be entitled to rely upon advice of counsel, concerning legal matters, and upon this Agreement, the Credit Agreements, any security agreement, schedule, certificate, statement, report, notice or other writing which it believes in good faith, after reasonable inquiry, to be genuine or to have been presented by a proper person. Except to the extent of its, or their, respective actual knowledge, neither the Agent in its capacity as such nor any of its directors, officers, employees or agents shall (i) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of this Agreement, the Credit Agreements or any instrument or document delivered under or in connection with any thereof, (ii) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security, (iii) subject to the limitations set forth below, be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by Borrower or any other obligor of its obligations, or (iv) in any event, be liable as such for any action taken or omitted by it or them, except for liability resulting from (x) its or their failure to act in a fiduciary capacity, in good faith or in a manner which is commercially reasonable or
(y) a material breach by the Agent of this Agreement.

      2.4 RESIGNATION OR REMOVAL. The Agent may resign as such at any time upon at least thirty (30) days' prior notice to Borrower and the Secured Creditors' Representative. The Secured Creditors' Representative may remove the Agent upon written notice to the Agent and the Borrower. No such resignation or removal shall become effective unless and until a successor Agent under this Agreement is appointed and has accepted the appointment. In the event of resignation or removal of the Agent hereunder, the Agent shall be entitled to its fees and expenses to the date of removal. In the event of any such resignation or removal, the Secured Creditors' Representative shall promptly as practicable appoint a successor Agent mutually satisfactory to them. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement except the duty to execute and deliver any documents necessary to vest or confirm the vesting of such rights, powers, privileges and duties in such successor Agent, and to cooperate with the Secured Creditors' Representative and any successor Agent in the prosecution or defense of claims by or against the Secured Creditors relating to or arising out of the Credit Agreements. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Agreement shall continue in effect with respect to actions taken or omitted to be taken by said Agent while it was acting in its capacity as Agent hereunder. After the retiring Agent's resignation or removal hereunder as Agent, each reference herein to a place for giving of notice or deliveries to the Agent shall be deemed to refer to the principal office of the successor Agent or such other office of the successor Agent as it may specify to the Secured Creditors' Representative.

      2.5 CUSTODY OF COLLATERAL. The Agent shall be responsible for the custody and preservation of the Collateral consisting of securities and act in good faith and in a commercially reasonable manner with respect to the custody and preservation of the Collateral in its possession.

      2.6 NOTICE OF DEFAULT. The Agent shall give the Secured Creditors' Representative notice, as soon as reasonably practicable, if the Agent obtains actual knowledge, that an "event of default" under any Credit Agreement ("Event of Default") shall have occurred and be continuing; provided, however, that, in the absence of such knowledge, the Agent shall not be liable to any person or entity for its failure to give such notice, and such failure shall not impair or otherwise affect the validity of any action taken by the Agent pursuant to this Agreement or any of the Credit Agreements.

      2.7 ENFORCEMENT OF THE SECURITY INTERESTS. The Agent acknowledges that it holds all liens and security interests granted and provided in the Credit Agreements for the pro-rata benefit of the Secured Creditors with respect to the Liabilities. Subject to the provisions of this Agreement, the Agent may exercise from time to time such rights and remedies as are available to it and the Secured Creditors with respect to the Liabilities under the Credit Agreements and the applicable law with respect to the Collateral. Subject to the foregoing, and subject to the instructions of the Secured Creditors' Representative, as to which Agent shall abide, following the occurrence of an Event of Default, the Agent, in its capacity as such, shall in its reasonable discretion determine the time, manner and method in which the Agent shall exercise the rights and remedies of the Secured Creditors under the Credit Agreements. The Agent agrees that, following the occurrence of an Event of Default, upon the request of the Secured Creditors' Representative, it will confer with the Secured Creditors' Representative or a representative selected by the Secured Creditors' Representative on a weekly basis (or such other periodic basis as may be agreed to by the Secured Creditors' Representative and the Agent) at a mutually acceptable time by telephone or other mutually agreeable means, and report to the Secured Creditors' Representative or representative concerning the status of any foreclosure proceedings and other actions taken or proposed to be taken with respect to the realization upon the Collateral. Except as otherwise provided in this Agreement, the Agent shall have no liability to the Secured Creditors for any action taken or omitted to be taken or for any error in judgment, except for its failure to act in a fiduciary capacity, in good faith or in a manner which is commercially reasonable as finally determined by a court of competent jurisdiction. Anything contained in the Credit Agreements to the contrary notwithstanding, the Secured Creditors agree among themselves and for their own benefit alone that the liens and security interests granted and provided for in the Credit Agreements shall not be enforced unless permitted by the terms of the applicable law.

      2.8 ALLOCATION OF COLLATERAL PROCEEDS. All proceeds of Collateral received by the Agent from and after the occurrence of an Event of Default shall be disbursed by the Agent for the following purposes and in the following order of priority:

            FIRST, to reimburse the Agent for unpaid Agent Claims;

            SECOND, to the Secured Creditors in reimbursement for any Agent Claims theretofore paid by such Secured Creditors proportionately to each such Secured Creditor according to the relationship which the amount of Agent Claims paid by such Secured Creditor bears to the aggregate amount of all Agent Claims paid by the Secured Creditors;

            THIRD, to the Secured Creditors in reimbursement for Indemnified Lender Amounts, proportionately to each Secured Creditor according to the relationship which Indemnified Lender Amounts paid by such Secured Creditor bears to all Indemnified Lender Amounts;

            FOURTH, to the Secured Parties in payment of accrued and unpaid interest on principal amounts of the Notes proportionately according to the relationship which such accrued and unpaid interest owned to each Secured Creditor bears to the aggregate amount of such accrued and unpaid interest owed to the Secured Creditors under the Notes;

            FIFTH, to the Secured Creditors in payment of outstanding principal amounts of the Notes proportionately according to the relationship which such outstanding principal amounts bears to the aggregate amount of such outstanding principal amounts owed to the Secured Creditors under the Notes.

3     MISCELLANEOUS

      3.1 NOTICES. All notices hereunder shall be addressed to the Secured Creditors at the addresses next to their names as set forth on Exhibit A to the Note and Warrant Purchase Agreement and to the Agent and Borrower as follows:

            (a)   If to Agent:
                  Doerge Capital Management, Inc.
                  a division of Balis, Lewittes & Coleman
                  30 South Wacker Drive
                  Suite 2112
                  Chicago, Illinois 60606
                  Attn:  David J. Doerge

            (b)   If to Borrower:

                  Entrade Inc.
                  500 Central Avenue
                  Northfield, Illinois  60093

                  with a copy to:

                  Duane, Morris & Heckscher LLP
                  227 W. Monroe
                  Suite 3400
                  Chicago, Illinois  60606
                  Attn:  Eric Fogel, Esq.

or to such other address or person as any of the parties hereto may designate in writing to the other parties. Every notice hereunder shall be deemed to have been duly given or served on the date such notice is personally delivered provided that the receipt of such notice is acknowledges; or three (3) Business Days after the same shall have been deposited in the United States mail, first class, properly addressed with postage prepaid; or one (1) Business Day after the same shall have been sent by overnight courier; or if telecopied, be effective upon confirmation by telephone.

      3.2 NO ADDITIONAL RIGHTS FOR BORROWER HEREUNDER. If any Secured Creditor shall enforce its rights or remedies in violation of the terms of this Agreement, Borrower agrees that it shall not use such violation as a defense to the enforcement by any Secured Creditor under the Credit Agreements nor assert such violation as a counterclaim or basis for set-off or recoupment against any Secured Creditor.

      3.3 INDEPENDENT CREDIT INVESTIGATIONS. None of the Secured Creditors nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Creditor or to any other person, firm or corporation, for the Borrower's or any Subsidiary's solvency, financial condition or ability to repay any of the Liabilities, or for statements of the Borrower or any Subsidiary, oral or written, or for the validity, sufficiency or enforceability of any of the Liabilities, the Credit Agreements, or any liens or security interests granted by Borrower or any Subsidiary to the Agent, for the ratable benefit of the Secured Creditors with respect to the Liabilities, in connection therewith.

Each Secured Creditor hereby acknowledges that it has entered into its respective financing agreements with Borrower based upon its own independent investigation and credit determination, and makes no warranty or representation to the other Secured Creditor nor does it rely upon any representation of any other Secured Creditor with respect to matters identified or referred to in this Section.

      3.4 LIMITATION ON LIABILITY OF SECURED CREDITORS TO EACH OTHER. Except as otherwise provided in this Agreement or the Creditors Agreement, no Secured Creditor shall have any liability to any other Secured Creditor.

      3.5 NO WAIVER/AMENDMENTS. No delay on the part of the Agent or any Secured Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Secured Creditor of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; no modification or waiver of any of the provisions of this Agreement shall be binding except as expressly set forth in a writing duly signed and delivered on behalf of the party to be charged.

      3.6 COMPUTATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with generally accepted accounting principles applied on a basis consistent with those at the time in effect.

      3.7 COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all out-of-pocket costs and expense of the Agent incurred in its capacity as Agent (including the reasonable fees and out-of-pocket expenses of counsel for the Agent) in connection with the preparation, execution, delivery and administration of this Agreement and of the Credit Agreements and all other instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith, the filing, recording, refiling or re-recording of any documents and/or any financing statements and notices relating thereto and all amendments or supplements to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or re-recorded by the terms of any of the Credit Agreements and all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in its capacity as Agent in connection with the enforcement of this Agreement or the Credit Agreements and any such other instruments or documents or any Collateral. All obligations provided for in this Section shall survive any termination of this Agreement and the discharge of the Liabilities.

      3.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, but does not otherwise create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement other than a transferee or a participant of a Secured Creditor or the Agent but only if such party agrees in writing to be bound by the provisions of this Agreement.

      3.9 ACKNOWLEDGMENT AND WAIVER. Each of the Secured Creditors acknowledge that Agent has received a commission from the Borrower. Agent represents to the Secured Creditors that except for such commission, it has no right or contingent right to receive any payment, compensation or other benefit from Borrower. Each of the Secured Creditors, in consideration for and as an inducement to the Agent to serve in the capacity of Agent under this Agreement, hereby affirmatively waive any and all right to assert that Agent's receipt of such commission and its representation of Borrower prior to the date hereof constitutes a conflict of interest with Agent's obligations under this Agreement, and to the extent that there is potential, or perceived, conflict of interest, each of the Secured Creditors hereby waive any right to assert that such a potential, or perceived, conflict precludes Doerge Capital Management, from acting as the Agent under this Agreement.

      3.10 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed as to validity, interpretation, enforcement and effect by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law). Each party hereto hereby agrees to irrevocably submit to the nonexclusive jurisdiction of any Illinois state or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Agreement, and any such party hereby agrees and consents that, in addition to any methods of service or process provided for in any applicable law, all service of process in any such suit, action or proceeding in any Illinois state or Federal court sitting in Cook County, Illinois may be made by certified or registered mail, return receipt requested, directed to the applicable party at the address indicated in Section 3.1 hereof, or such other address as such party shall have given to the other parties hereto in accordance with Section 3.1, and service so made shall be complete five (5) Business Days after the same shall have been so mailed.

      3.11 INFORMATION. Upon the request of any Secured Creditor or the Agent, each Secured Creditor and Agent agrees to use its reasonable best efforts to provide, any other Secured Creditor and the Agent with all information in its possession relating to the transactions contemplated by the Credit Agreements and with any credit or other information with respect to any of the Collateral.

      3.12 COUNTERPARTS. This Agreement and any amendment or supplement hereto or any waiver granted in connection herewith may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

      3.13 SECTION TITLES. The section titles contained in this Agreement are and shall be deemed to be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      3.14 ENTIRE AGREEMENT. This Agreement and the other documents and instruments being executed, delivered or both, concurrently herewith, set forth the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings, agreements, arrangements and communications, whether verbal or written, of the parties regarding the same subject matter.



                                *      *      *

      IN WITNESS WHEREOF the parties have executed this Agreement as of the date and year first above written.

                               AGENT:

                               Doerge Capital Management, Inc.,
                               a division of Balis, Lewittes & Coleman


                               By:
                                     ------------------------------
                               Title:
                                     ------------------------------


                               SECURED CREDITORS:

                               THE HAUGEN FAMILY TRUST

                               By:
                                     ------------------------------
                                     Richard M. Haugen, TTEE


                               THE OCHS FAMILY TRUST

                               By:
                                     ------------------------------
                                     Peter M. Ochs, TTEE


                               FIRST FRUIT, INC.

                               By:
                                     ------------------------------
                                     Peter M. Ochs, President


                               GENESEE MUTUAL INVESTMENTS, LLC

                               By:
                                     ------------------------------
                                     Paul A. Neff, Manager


                               FOR HIS ADOPTED CHILDREN, INC.

                               By:
                                     ------------------------------
                                     Paul A. Neff, President


                                     ------------------------------
                                     Donald Haidl


                                     ------------------------------
                                     Corey Schlossmann


                                     ------------------------------
                                     David Doerge

      The undersigned hereby acknowledges and agrees to the foregoing provisions. By executing this Agreement, the undersigned agrees to be bound by the provisions hereof as they relate to the relative rights of Secured Creditors as between such Secured Creditors; provided, however, that nothing in this Agreement shall amend, modify, change or supersede the respective terms of the Credit Agreements (or any other document to which any of the undersigned may be a party) as between the Secured Creditors and the undersigned and, except with respect to the relative rights of the Secured Creditors to receive payment on the Liabilities, in the event of any conflict or inconsistency between the terms of this Agreement and the Credit Agreements (or any such other documents, as the case may be) the terms of the Credit Agreements (and such other documents) shall govern.
The undersigned further agrees that the terms of this agreement shall not give the undersigned any substantive rights vis-a-vis any of the Secured Creditors.

                               ENTRADE INC.

                               By:
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                               Title:
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